EXHIBIT 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors or officers of Washington Homes, Inc., a Maryland corporation, does hereby constitute and appoint Geaton A. DeCesaris, Jr. his or her true and lawful attorney-in-fact and agent, with full power to act, for him or her, in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Washington Homes, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with said Commission of an Annual Report on Form 10-K for the fiscal year ended July 31, 1999; but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned to such Report, and any and all amendments thereto, and to any instruments and documents filed as part of or in connection with such Report or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed to these presents as of the 22nd day of October, 1999.



/s/ GEATON A. DECESARIS, SR.                        /s/ PAUL C. SUKALO
----------------------------                        ----------------------------
Geaton A. DeCesaris, Sr.                            Paul C. Sukalo


/s/ THOMAS CONNELLY                                 /s/ RICHARD S. FRARY
----------------------------                        ----------------------------
Thomas Connelly                                     Richard S. Frary


/s/ CLAYTON MILLER                                  /s/ CHRISTOPHER SPENDLEY
----------------------------                        ----------------------------
Clayton Miller                                      Christopher Spendley


/s/ RICHARD B. TALKIN                               /s/ THOMAS J. PELLERITO
----------------------------                        ----------------------------
Richard B. Talkin                                   Thomas J. Pellerito


/s/ RONALD M. SHAPIRO
----------------------------
Ronald M. Shapiro